BLACKROCK SERIES FUND, INC.
			BlackRock Bond Portfolio
		   SUPPLEMENT DATED DECEMBER 10, 2007
	TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,
			DATED MAY 1, 2007

This amendment relates to BlackRock Bond Portfolio (the "Portfolio"), a series of BlackRock Series Fund, Inc. (the "Corporation").

Change in Investment Objective and Names

The sections "Key Facts-BlackRock Bond Portfolio at a Glance-What are the Portfolio's investment objectives?" on page 3 and "Details About the Portfolio-How the Portfolio Invests" on page 8 of the Corporation's current Prospectus is amended to reflect the new investment objective of the Portfolio as described below. The Corporation's current Prospectus and Statement of Additional Information are also amended to replace references to "Bond Portfolio"with references to "BlackRock Total Return Portfolio."

Effective December 10, 2007, the Portfolio changed its investment objective to the following: to maximize total return, consistent with income generation and prudent investment management. The investment objective of the Portfolio is a fundamental policy that may be changed only by shareholder vote.

As of December 10, 2007, the Portfolio changed its name to "BlackRock Total Return Portfolio."

The change in investment objective is not expected to materially change the manner in which the Portfolio is currently managed. However, the amended investment objective may provide the portfolio management team of the Portfolio with greater flexibility in managing the Portfolio, since a greater emphasis on pursuing capital appreciation could potentially be undertaken by the Portfolio given appropriate market conditions. Also, while the principal risks of investing in the Portfolio will not be changed in any material respect by this change in investment objective,the potentially greater flexibility that arises from a possible increased emphasis in capital appreciation might entail increased risks arising from capital appreciation.

Change in Investment Strategy

"Details About the Portfolio-How the Portfolio Invests-Other Strategies" on page 10 of the Corporation's current Prospectus is amended as follows:

The Portfolio has changed its investment strategy regarding investments in below-investment-grade securities to increase from 10% to 20% the amount that the Portfolio may invest in such securities.

CODE#SUP-SERBOND-1207